UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 12, 2012

VERSANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54050
(State or other jurisdiction of incorporation)	(Commission File No.)

19200 Von Karman, 4th Floor, Irvine, CA

(Address of principal executive offices and Zip Code)

(949) 281-6438

(Registrant's telephone number, including area code)

74 N. Pecos, Suite D

Henderson, NV 89074

(Former Address of principal executive offices and Zip Code)

(714) 348-0605

(Registrant's former telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are providing this amendment to our Current Report on Form 8-K as filed on March 16, 2012 (the “Form 8-K”) to provide Exhibit 99.11 containing pro forma financial statements that give effect to the Share Exchange Agreement with Mamma’s Best, LLC.

The exhibit filed with this amendment does not impact the other information previously disclosed under other Items in the original Form 8-K as filed, and correspondingly, that information has been omitted from this amendment.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Share Exchange Agreement dated March 12, 2012 (1)
4.1	Lock-Up Agreement dated March 12, 2012 (1)
99.1	Financial Statements of Mamma’s Best for the years ended December 31, 2011 and 2010 (1)
99.11	Pro Forma Financial Statements
99.2	Form of Employment Agreement entered into by Lyda Corey and Elizabeth Aphessetche (1)

________________

1 Previously filed as an exhibit to the Current Report on Form 8-K filed on March 16, 2012 with a corresponding exhibit number.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Versant International, Inc.

Date: April 25, 2012	By:	/s/ GLEN W. CARNES
Glen W. Carnes
Chief (Principal) Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1	Share Exchange Agreement dated March 12, 2012 (1)
4.1	Lock-Up Agreement dated March 12, 2012 (1)
99.1	Financial Statements of Mamma’s Best for the years ended December 31, 2011 and 2010 (1)
99.11	Pro Forma Financial Statements
99.2	Form of Employment Agreement entered into by Lyda Corey and Elizabeth Aphessetche (1)

________________

1 Previously filed as an exhibit to the Current Report on Form 8-K filed on March 16, 2012 with a corresponding exhibit number.

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